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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



Antra Holdings Group, Inc.


     We hereby consent to the use of our certified financial statement dated February 2, 2000 and to all references to our firm included in or made part of this Form SB-2.



                                              Liebman Goldberg & Drogin, LLP



June 30, 2000
Garden City, NY